Exhibit 99.1
Global Property CEO Conference March 3 - 5, 2008 Topics: $1.7B Portfolio Sale - Details New UDR Portfolio Characteristics Properties Under Contract Development Redevelopment Technology 2008 Outlook

The Benefits Stronger portfolio for growth # of Homes: 44,507 Monthly Rent: $1,163 Average Age: 15 High concentration in strong markets Reduced capital requirements Captured arbitrage between public and private valuations which is positive to NAV Ability to buy back shares on accretive basis -authorization to buy up to 22M shares Enhanced financial position - Significantly reduces debt and enhances liquidity and financial flexibility Expect to continue to grow dividend with potential for a special dividend Development and redevelopment have greater impact on earnings and NAV Right sized organization Transformation for Growth: Portfolio Sale The Transaction Selling 25,684 homes for $1.7B Monthly Rent: $744 Cap rate: 6.56%* Average age: 24 years Selling price: $67k per home Receiving $1.7B in Proceeds Cash: $1.5B Note Receivable (7.5%, 14 mos.) 0.2B Total: $1.7B Putting capital to work Acquisitions: $0.5 - $0.8B Debt Payoff: $0.5 - $0.6B Cash: $0.3 - $0.1B Total: $1.5B Note Receivable: $0.2B *Calculated on trailing 12 mo. NOI, $650 per home CapEx reserve and 2.75% management fee This transaction dramatically accelerates our strategy, positions us for growth in strong markets and affords us the opportunity to redeploy capital to strengthen the Company.

Transformation for Growth: Stronger Portfolio for Growth Average Monthly Rent* *Source: Merrill Lynch Apt. Monitor, 12/6/07 - 3Q07 **Average of Wall Street sell side estimates, 1/30/08 ***Light green area represents 2008 pro forma for new acquisitions, developments and redevelopment. Cap Rates** Old New***

Our portfolio is highly concentrated in strong markets Transformation for Growth: Stronger Portfolio for Growth * Estimated 2008 Same Store NOI ** Total Portfolio excluding unconsolidated joint ventures

Acquisitions: $500M - $800M, $518M under Contract Dulaney Crescent - Towson, MD $58M at mid to upper 5% cap rate 264 homes, $220,000 per home Built in 2003 $1,424 monthly income per home Transformation for Growth: Putting Capital to Work Circle Towers - Fairfax, VA $145M at low to mid 5% cap rate 606 homes, $240,000 per home Built in 1972 $1,602 monthly income per home Redevelopment planned Delancey - Arlington, VA $82M at low to mid 4% cap rate 241 homes, $310,000 per home Built in 2007 $1,860 monthly income per home (not including retail)

Potential Acquisitions Legacy Portfolio - Plano, TX $118M at mid to upper 5% cap rate 1,043 homes, $114,000 per home Built in 2005-2007 $984 monthly income per home Edgewater - San Francisco, CA $115M at mid 4% cap rate 193 homes, $596,000 per home Built in 2007 $3,076 monthly income per home Transformation for Growth: Putting Capital to Work

Transformation for Growth: Putting Capital to Work Debt Payoff $200M, 41/2% medium term note due March 2008 $500M outstanding on line of credit $100M other - mortgages/unsecured bonds in secondary markets Stock Repurchase Expanded program to 22M shares Special Dividend $150M - $225M in Q4

The NAV and earnings impact of our development pipeline is more pronounced. Our pipeline is geographically aligned with the "New UDR." Transformation for Growth: Development 37% 3% 32% 9% 5% 14%

Transformation for Growth: Development 97% of our development pipeline is either generating NOI, under construction, or in lease-up: *Contains operating properties generating NOI. The Company has discretion to commence development depending on market conditions. Targeted Returns 6.5% - 7.0% Bellevue Plaza - Bellevue, WA Grandview - Glendale, CA

UDR Value Creation Initiatives Brookhaven - Addison, TX Addison: Day time population: 100,000 Night time population: 16,000 Potential to triple density to 5,000 + homes Retail, office and other zoning Demolition/Construction planned in 6 phases Phase I underway City of Addison committed $40M for infrastructure

Transformation for Growth: Redevelopment After Before Reinvest with Exterior Upgrades and Interior Renovations 5 Communities Completed - 1,832 Homes 6 Communities Underway - 1,900 Homes $86M Budgeted Cost - $191M Total Investment Targeting 8% to 10% Stabilized ROI Expect 50% growth in post-renovated cash flow to $16.7M Average investment of $41,430 per home. California and West Coast communities will be added to pipeline in 2008 Our redevelopment pipeline provides an excellent return on investment. Gayton Pointe Townhomes - Richmond, VA

22% Growth Source: Neilson Net Ratings Transformation for Growth: Technology Focus on Technology to Improve Customer Service and Reduce Costs Implemented Yieldstar(r) revenue management software Redesigned website ranked number one among peers by worldwide research firm Best-in-Class features include: Prospects can opt-in to receive content using RSS feeds Accessible for visually impaired apartment prospects Geo-targeted localized content Side-by-side apartment comparisons Mobile access Spanish version

Transformation for Growth: Operations We outperformed the national REITs in 2007 same store comparisons and expect 2008 performance to be at the high end of peer company guidance. Excludes cable (Perfect Connection, trash collection (Valet Waste) and RUBS Includes cable (Perfect Connection, trash collection (Valet Waste) and RUBS

Transformation for Growth: 2008 Outlook Same store estimates High Low Revenue growth: 4.5% - 4.0% Expense growth: 3.5% - 3.0% NOI growth: 5.5% - 5.0% Occupancy: 95% - 94% Other Key Assumptions CapEx per Door $650 General & Administrative $39M - $41M Full Year 2008 FFO*: $1.50 - $1.60 Full Year 2008 AFFO*: $1.32 - $1.42 NOTE: RE3 Gains on Sale are not included in Guidance Assumptions Acquisitions: $550M closes in Q1/Q2 at 4% - 5% cap rate $300M closes early in Q3 at 4% - 5% cap rate No new JV fees outside Texas JV 10M shares repurchased at $22 - $25 Q4 special dividend of $150M - $225M * Assuming portfolio sale closes on March 3, 2008 Top Markets Markets with expected NOI growth of ^ 10% Portland Seattle San Francisco 5% - 10% Dallas Inland Empire Los Angeles County Monterey (Salinas) Orange County Sacramento San Diego Austin Metro D.C. 0% - 5% Richmond Baltimore Norfolk Va Beach Nashville Phoenix Jacksonville < 0% Orlando Tampa

Strong portfolio, focused in markets with above average job growth expectation and low affordability Excellent growth profile Development pipeline geographically aligned with operating portfolio Pursuing entitlement and short-term hold opportunities Focused operating model Improved efficiency and effectiveness Continued execution of technology initiatives Recycle capital into high growth markets Strengthen balance sheet with debt reduction Transformation for Growth: UDR's Strategies

We have a clear vision and the right growth strategies to deliver superior value creation Safe Harbor: Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning redevelopment activities, expectations on occupancy levels, expectations concerning the Texas joint venture, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, exceptions on annualized net operating income, expectations concerning closing the $1.7B portfolio sale and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this press release are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Highlights Own and operate 40,000 apartment homes $6.9 billion total market cap Portfolio positioned to capture job growth and demographic trends $1.7B Portfolio Sale Expected closing: March 3, 2008 Benefits include: Strengthening the portfolio, focusing on strong markets Realizing operating efficiencies by concentrating properties in fewer locations Capturing arbitrage between public and private valuations - positive for NAV Reinvesting $500M - $800M in targeted markets Fortifying balance sheet by paying down $500 - $600M of debt Funding accretive share repurchase program Expect to continue to grow dividend with potential for a special dividend UDR, Inc. (NYSE: UDR), has a demonstrated history of delivering superior and dependable returns by successfully managing, buying, selling, developing and redeveloping attractive real estate properties in targeted US markets. At a Glance Current Stock Price (2/28/08): $22.35 52-Week Range: $18.29 - 32.66 Current Annual Dividend/Yield: $1.32/5.8% Institutional Ownership: 93.6% Insider Ownership: 4.0% Current Topics Named Denver new corporate headquarters Expanded share repurchase program to 22M shares Warren Troupe appointed Senior Executive Vice President and General Counsel Garden Wrap Podium Mixed Use Mid Rise High Rise Fact Sheet March 2008

1
Strengthen Our Portfolio

Portfolio changes incorporate rigorous analysis to measure 2 key factors to determine when and where we invest:

- Low home affordability index
- Favorable demand/supply ratio for multi-family housing (demographic trends are favorable & job growth expectations are high)

Average Monthly Rent*


$1,800
$1,500
$1,200
$900
$600
Old
New***
MAA CLP AIV UDR CPT HME UDR PPS EQR BRE ESS AVB
Cap Rates** 6.6% 6.6% 7.0% 6.7% 6.4% 6.5% 6.3% 6.0% 5.8% 5.8% 5.5%

*Source: Merrill Lynch Apt. Monitor, 12/6/07 – 3Q07

**Average of Wall Street sell side estimates, 1/30/08

***Light green area represents 2008 pro forma for new acquisitions, developments and redevelopment.

Redevelopment:

- Reinvest with Exterior Upgrades and Interior Renovations
- 5 Communities Completed – 1,832 Homes
- 6 Communities Underway – 1,900 Homes
  - $86M Budgeted Cost - $191M Total Investment
  - Targeting 8% to 10% Stabilized ROI
  - Expect 50% growth in post-renovated cash flow to $16.7M
- Average investment of $41,430 per home.
- West Coast communities will be added to pipeline in 2008



Before



After

Recent Acquisitions/Under Contract

Tierra del Rey



- Marina Del Rey, CA
- 170 Homes
- $2,500 mo. rent
- Wrap and Podium
- Closed December '07
- Built 1999
- Kitchen and bath renovation underway

Circle Towers



- Fairfax County, Virginia
- 606 Homes, plus 39K of retail and 17K of office
- $1,602 mo. rent
- High Rise and Garden
- Expected closing April '08
- Built 1972
- 4-year multiphase renovation planned

Delancey



- Arlington, VA
- 241 Homes
- $1,860 mo. rent
- Wrap and Podium Construction
- Built 2007
- Expected closing March '08

Dulaney Crescent



- Towson, MD
- 264 Homes
- $1,424 mo. rent
- High Rise and Garden Construction
- Built 2003
- Expected closing March '08

UDR

Opening doors to the future™

2

Homes Budgeted Cost Wholly Owned - Completed: 486 $89,000 Under Development: 6,386 1,016,000 Under Contract - Completed: 370 53,000 Under Development: 738 102,000 Joint Ventures - Consolidated: 298 138,000 Unconsolidated: 1,006 257,000 Total Current Development: 9,284 1,655,000 Future Development - Owned: 4,419 848,000 Total Development Pipeline: 13,703 $2,503,000 Development Pipeline (12/31/07): RE3, our subsidiary that focuses on development, land entitlement, zoning changes and short-term hold investments, is poised to capture superior returns through all market cycles. It gives us flexibility to act quickly when markets change. Our Development Pipeline is expected to create incremental value of $2.80 - $5.60 per share. Addison, TX Glendale, CA Expected Deliveries Marina del Rey, CA Bellevue, WA Bellevue, WA

3 Implement Operations 2.0

Grow net operating income through automation and efficiency.

Same Store Statistics (Growth)

	Rev.	Exp.	NOI
2007 Actual:	5.0%	0.9%	7.0%
2008 Guidance:	4.0% - 4.5%	3.0% - 3.5%	5.0% - 5.5%

Same Store Comparisons

2007 SS Growth - Actual			
National REITs	Rev	Exp	NOI
UDR	5.0%	0.9%	7.0%
AIV	4.4%	4.2%	4.5%
CPT	4.5%	3.4%	5.2%
EQR	4.3%	2.1%	5.6%
Regional REITs			
AVB	5.5%	2.1%	7.2%
BRE	5.0%	1.5%	6.5%
CLP	4.1%	2.4%	5.1%
ESS	6.5%	3.7%	7.9%
HME	4.0%	2.8%	5.0%
MAA	4.7%	2.9%	6.0%
PPS	4.7%	4.6%	4.7%

2008 SS Growth Guidance	Revenue		Expense		NOI	
National REITs	Low	High	Low	High	Low	High
UDR	4.0%	4.5%	3.0%	3.5%	5.0%	5.5%
AIV	2.5%	3.5%	2.0%	3.0%	2.5%	4.5%
CPT (A)	2.0%	3.0%	2.5%	3.8%	2.3%	3.3%
CPT (B)	3.5%	4.5%	5.5%	6.8%	2.3%	3.3%
EQR	3.0%	4.0%	2.5%	3.3%	3.0%	4.8%
Regional REITs						
AVB	2.5%	4.0%	2.0%	3.0%	3.0%	4.5%
BRE	3.5%	5.0%	3.0%	4.0%	3.5%	5.0%
CLP	3.8%	4.5%	4.0%	4.5%	3.5%	4.5%
ESS	3.0%	4.5%	2.5%	4.0%	4.5%	5.8%
HME	3.8%		4.5%		3.3%	
MAA	3.5%	4.5%	2.5%	3.0%	4.0%	5.0%
PPS	3.0%	3.5%	No Guidance			

(A) Excludes cable (Perfect Connection, trash collection (Valet Waste) and RUBS

(B) Includes cable (Perfect Connection, trash collection (Valet Waste) and RUBS

Focus on Technology

- Implemented Yieldstar® revenue management software
- Website ranked number one among peers by worldwide research firm. Best-in-Class features include:
  - Prospects can opt-in to receive content using RSS feeds
  - Accessible for visually impaired apartment prospects
  - Geo-targeted localized content
  - Side-by-side apartment comparisons
  - Mobile access
  - Spanish version



En Español
Contact UDR
RSS
Search UDR
GO
UDR
Opening doors to the future
Apartment Search
Pay Rent
Corporate
Careers
Making it easy
Smart apartment living
Apartment Search
Site Demos
Rent Now Online
Flexible Pricing
Our Featured Community

4 Source Low Cost Capital

Leverage operating, financial and investment platforms to attract a variety of low cost capital.

2008 Transactions – Portfolio Sale

- Receiving $1.7B in Proceeds
  - Cash: $1.5B
  - Note Receivable (7.5%, 14 mos.) 0.2B
  - Total: $1.7B

- Putting capital to work
  - Acquisitions: $0.5 - 0.8B
  - Debt Payoff: 0.5 - 0.6B
  - Cash: 0.3 - 0.1B
  - **Sub Total: $1.5B**
  - Note Receivable: 0.2B
  - **Total: $1.7B**

UDR Opening doors to the future™

Safe Harbor

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning redevelopment activities, expectations on occupancy levels, expectations concerning the Texas joint venture, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, exceptions on annualized net operating income, expectations concerning closing the $1.7 billion portfolio sale and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Summary This booklet highlights UDR's top 10 markets for 2008 on a pro forma basis. On January 29, 2008 we announced a transforming event for UDR, a $1.7 billion sale of 25,684 homes. Benefits of this transaction include: • Strengthening the portfolio, focusing on strong markets • Capturing arbitrage between public and private valuations - positive for NAV • Reinvesting $500M - $800M in targeted markets • Fortifying balance sheet by paying down $500 - $600M of debt • Funding accretive share repurchase program • Continuing to grow the dividend with potential for a special dividend • Realizing operating efficiencies by concentrating properties in fewer locations Greater value creation impact from development/redevelopment Average Monthly Rent* Top 10 Markets - Fact Sheets March 2008 Portfolio Characteristics Pro Forma Market Concentration *Source: Merrill Lynch Apt. Monitor, 12/6/07 - 3Q07 **Average of Wall Street sell side estimates, 1/30/08 ***Light green area represents 2008 pro forma for new acquisitions, developments and redevelopment. Cap Rates** Old New***

The Orange County, California market represents UDR's largest concentration of apartment homes as measured by NOI. These homes are in premier costal locations and many communities are just minutes from the beach. The Company is expanding its presence in this market with a new development: Foxborough, a 260 home, $77M development in Orange, CA The company is improving existing homes though its kitchen and bath renovation program: • 1,520 kitchen and bath renovations have been completed at an average cost of $10,800 and we are realizing an average annual return of 10.8%. • Example of average rent increases - Huntington Vista: $1,600 before, $1,775 after, 10.9% increase The local economy has recently softened due to the loss of 7k jobs in the sub-prime lending industry, but long term prospects are excellent. AXIOMetrics forecasts job growth of 1.8% in 2009 and 2.4% in 2010, both in line with their forecast for the U.S. average. The region enjoys employment diversity, a highly educated work force and an attractive year round climate affording a variety of recreational activities. The median existing home price is $800,000 making this one of the least affordable markets in the U.S. UDR plans to expand its presence in this market. Market Fact Sheet Orange County Market Statistics & Peer Comparison Top 10 Markets 53% Source: Axiometrics Top Ten Markets by NOI* Top Ten Markets by NOI* *EOY 2008 pro forma full portfolio NOI Orange County Market Statistics Recent Activity Source: Axiometrics & Merrill Lynch Source: Company reports

Orange County Portfolio

Orange County Portfolio Coronado North Foxborough Coronado South Villa Venetia

2400 14th Street Waterside Towers II Metro D.C. Portfolio Andover House Delancey

During 2007, we acquired two communities with 669 homes and purchased land for future construction of 255 homes. Acquisitions focus on well positioned communities where we can add value through operations and redevelopment. Value Creation: In the first quarter of 2008 we will complete the full redevelopment of Wellington Place, a 372 home community in Manassas, VA that we purchased for $50.1M or $135,000 per home in 2005. We expect to realize an 8.1% cash on cash return from the incremental investment, a nearly 30% improvement in cash flow, and estimate value creation of over $11M. We've completed 1,508 kitchen and bath renovations at an average cost of $12,600 and are realizing an average annual return of 7.9%. We intend to construct an 11 story tower on existing property adjacent to Waterside Towers; a 550 home mid-rise structure located 15 minutes from the National Mall. UDR intends to expand its presence in this market by buying communities in lease-up and well located properties with renovation potential. Market Fact Sheet Metro D.C. Market Statistics & Peer Comparison Top Ten Markets by NOI* D.C. Statistics Recent Activity Source: Axiometrics Source: Axiometrics & Merrill Lynch Source: Company reports *EOY 2008 pro forma full portfolio NOI

Metro D.C. Portfolio

The Company has demonstrated success in creating value in the Dallas market in a variety of ways: • New Development: o Construction of 202 homes at Riachi at One21 in the Dallas suburb of Plano was completed in the fourth quarter of 2007. o An assemblage of 100 acres in Addison was completed in the second quarter of 2007. The city of Addison has approved doubling the density to over 5,500 homes and zoning for 500,000 square feet of retail and office space. The Company anticipates that the development will be completed in conjunction with one or more institutional investors. o Development of 302 homes is underway at Lincoln at Towne Square Phase II in Plano. Completion is expected in 3Q2008. o An agreement has been made to buy upon completion in 2009 a 289 home community at Mustang Park in Dallas. • Kitchen and Bath Program: We've completed 117 kitchen and bath renovations at an average cost of $13,100 and are realizing an average annual return of 9.9%. The Dallas economy is diverse with significant employment in the energy sector, trade, transportation, government, education and the health sector. AXIOMetrics forecasts job growth of 2.4% in 2008, 2.6% in 2009 and 2.8% in 2010, all of which are more than double the forecast for the U.S. average. The median existing home price is $146,800 making it more affordable than the national average. Market Fact Sheet Dallas Market Statistics Top Ten Markets by NOI* Dallas Statistics Recent Activity Source: Axiometrics Source: Axiometrics & Merrill Lynch Source: Company reports *EOY 2008 pro forma full portfolio NOI

Dallas Portfolio

Dallas Portfolio Lincoln at Towne Square Mustang Park Legacy Portfolio Addison

San Francisco Portfolio 2000 Post Highlands of Marin Edgewater River Terrace

San Francisco/San Jose represents the Company's fourth largest concentration of NOI. These homes are in premier locations and command monthly rents as high as $3,500. In the fourth quarter, 2007, the Company expanded its presence in this market with the purchase of 104 apartment homes in San Rafael. The community is located directly adjacent to Highlands of Marin, an existing UDR property. Both properties will be completely renovated with new exterior siding, kitchens, baths, and more with expected rent increases of approximately $200 - $250 per home. The company is improving existing homes though its kitchen and bath renovation program: • 359 kitchen and bath renovations have been completed at an average cost of $14,250 and we are realizing an average annual return of 9.8%. • Example of average rent increases: $1,270 before, $1,337 after, 5.3% increase The local economy continues to exhibit strength and long term prospects are excellent. AXIOMetrics forecasts job growth of 1.4% in 2008, 1.8% in 2009 and 1.9% in 2010, all more than double their forecast for the U.S. average. The region enjoys employment diversity, a highly educated work force and an attractive year round climate affording a variety of recreational activities. The median existing home price is $875,000 making this one of the least affordable markets in the U.S. UDR plans to expand its presence in this market. Market Fact Sheet San Francisco Market Statistics Top Ten Markets by NOI* San Francisco Statistics Recent Activity Source: Axiometrics Source: Axiometrics & Merrill Lynch Source: Company reports *EOY 2008 pro forma full portfolio NOI

San Francisco Portfolio

The Tampa, St. Petersburg, Clearwater, Florida market is expected to contribute 5.2% to UDR's 2008 net operating income. The Company has demonstrated success in creating addition value from these properties in a variety of ways: Redevelopment - we recently completed full redevelopment of one community and are in the process of redeveloping one additional community. In addition to the redevelopment program, we have completed 1,619 kitchen and bath renovations. New Development: We have a pre-sale agreement to purchase upon completion in 2009 a 250 home community at North Hyde Park in Tampa. The budgeted cost is $48.1M or $192,000 per home. Recent issues in the housing and lending sectors have slowed Tampa's economy but AXIOMetrics forecasts Tampa job growth to exceed that of the U.S. average by more than 50% for the next three years. Their estimates are 1.5% in 2008, 1.7% in 2009 and 2.0% in 2010. Experts believe the excess housing supply will be absorbed in the next year to 18 months. The median existing home price is $218,000 so housing affordably is in line with the national average. Market Fact Sheet Tampa Market Statistics Top Ten Markets by NOI* *EOY 2008 pro forma full portfolio NOI Tampa Statistics Recent Activity Source: Axiometrics Source: Axiometrics & Merrill Lynch Source: Company reports

Tampa Portfolio

Tampa Portfolio Bay Meadows Island Walk Millennia Bay Meadows

Dominion Great Oaks Baltimore Portfolio Tamar Meadow Arborview Calvert's Walk

The Baltimore market is expected to contribute 5.1% of the Company's 2008 net operating income. The Company has demonstrated success in creating addition value from these properties in a variety of ways: • Redevelopment - we are nearing the completion of the full redevelopment of Dominion Great Oaks: No. of Cash on Growth in Total Homes cash return cash flow Value Creation Dominion Great Oaks 300 7.9% 43% to $3.3M $16M In addition to the redevelopment program, we have completed 866 kitchen and bath renovations. The area has a stable employment base led by substantial government jobs and institutional employment in the education and health sectors. AXIOMetrics forecasts job growth of 1.0% in 2009 and 1.3% in 2010, both in line with their forecast for the U.S. average. The median existing home price is $291,400 making it less affordable that the national average. Market Fact Sheet Baltimore Market Statistics Top Ten Markets by NOI* Baltimore Statistics Recent Activity Source: Axiometrics Source: Axiometrics & Merrill Lynch Source: Company reports *EOY 2008 pro forma full portfolio NOI

Baltimore Portfolio

The Orlando, Florida market is expected to contribute 4.9% to UDR's 2008 net operating income. The Company has demonstrated success in creating addition value from these properties in a variety of ways: • Redevelopment - we recently completed full redevelopment of two communities. • Kitchen and Bath Program: We've completed 1,108 kitchen and bath renovations at an average cost of $13,800 and are realizing an average annual return of 9.8%. • New Development: o We have a pre-sale agreement to purchase upon completion in 2008 a 370 home community, The Place at Millenia, in Orlando. The budgeted cost is $53M or $143,000 per home. Orlando's economy has been impacted by the housing slump and high fuel prices but AXIOMetrics forecasts Orlando job growth to be more than double that of the U.S. average for the next three years. Their estimates are 2.1% in 2008, 2.5% in 2009 and 2.9% in 2010. The local economy in influenced by the leisure and hospitality industry but is diversified with significant employment in the transportation and utility sectors. Market Fact Sheet Orlando Market Statistics Top Ten Markets by NOI* Orlando Statistics Recent Activity Source: Axiometrics Source: Axiometrics & Merrill Lynch Source: Company reports *EOY 2008 pro forma full portfolio NOI

Orlando Portfolio

Orlando Portfolio Ashton at Waterford Lakes Altamira Place Arbors at Lee Vista The Canopy

Richmond Portfolio Legacy at Mayland Gayton Pointe Carriage Homes at Wyndham Waterside at Ironbridge

The Richmond, VA market is expected to contribute 4.5% to UDR's 2008 net operating income. Apartment communities are in excellent locations and the Company has invested to modernize the homes in several ways: • Redevelopment: Two communities have been completely redeveloped and have yielded excellent returns. • Kitchen and Bath Program: 1,367 kitchen and bath renovations have been completed at an average cost of $11,760, and are yielding an average annual return of 7.0%. Richmond has a diversified economy with significant employment in the government sector and in trade, transportation and utilities. Job growth is expected to be 1.3% in 2009 and 2.0% in 2010. The median existing home price is $238,800 so housing affordably is in line with the national average. Market Fact Sheet Richmond Market Statistics Top Ten Markets by NOI* Richmond Statistics Recent Activity Source: Axiometrics Source: Axiometrics & Merrill Lynch Source: Company reports *EOY 2008 pro forma full portfolio NOI

Richmond Portfolio

The Los Angeles market is expected to contribute 4.5% of the Company's 2008 net operating income. The Company is expanding its presence in this market with two new developments and one new acquisition (Tierra del Rey): • Jefferson at Marina del Rey - 298 homes at an average cost of $463,000 per home, being developed in a joint venture with JPI. Completion is expected in the first quarter, 2008. • Grandview, Glendale, CA - wholly owned development of 218 homes at an average cost of $307,000 per home, expected to yield a return of 5.5% - 6.0%. This project is underway with an expected completion of late 2009. The local economy has recently softened and AXIOMetrics forecasts job growth of 1.0% in 2009 and 1.2% in 2010, both slightly below their forecast for the U.S. average. Key local industries include the entertainment sector and the ports of Los Angeles and Long Beach. The region enjoys a highly educated work force and an attractive year round climate affording a variety of recreational activities. The median existing home price is $583,500 placing it among the least affordable markets in the U.S. Market Fact Sheet Los Angeles Market Statistics Top Ten Markets by NOI* Los Angeles Statistics Recent Activity Source: Axiometrics Source: Axiometrics & Merrill Lynch Source: Company reports *EOY 2008 pro forma full portfolio NOI

Los Angeles Portfolio

Los Angeles Portfolio Pine Avenue Tierra del Rey Grandview Jefferson at Marina del Rey

San Diego Portfolio Milazzo Rancho Valecitos Summit at Mission Bay Milazzo

Market Fact Sheet San Diego Market Statistics The San Diego, California market includes 1,123 homes and is expected to account for 3.5% of 2008 pro forma net operating income. The homes are in excellent locations and recorded 5.4% NOI growth in 2007. The Company plans to completely redevelop and increase the density at Summit as Mission Bay. 504 new homes will be constructed for $163 million or $335,000 per home to replace the existing 323 homes. Construction is expected to commence in late 2008. The new community is expected to yield a return of 5.5% - 6.0%. The company has completed 189 kitchen and bath renovations at an average cost of $13,350 and is realizing an average annual return of 11.3%. The local economy has recently softened but long term prospects are excellent. AXIOMetrics forecasts job growth of 1.1% in 2009 and 1.54% in 2010, both in line with their forecast for the U.S. average. The region enjoys employment diversity, a highly educated work force and an attractive year round climate affording a variety of recreational activities. [CHECK with new AXIO data. The median existing home price is $548,000 making this one of the least affordable markets in the U.S. UDR plans to expand its presence in this market. Top Ten Markets by NOI* San Diego Statistics Recent Activity Source: Axiometrics Source: Axiometrics & Merrill Lynch Source: Company reports *EOY 2008 pro forma full portfolio NOI

San Diego Portfolio

Strong portfolio, focused in markets with above average job growth expectations and low affordability Excellent growth profile Development pipeline geographically aligned with operating portfolio Pursuing entitlement and short-term hold opportunities Focused operating model Improved efficiency and effectiveness Continued execution of technology initiatives Recycle capital into high growth markets Strengthen balance sheet with debt reduction Transformation for Growth: UDR's Strategies Safe Harbor: Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning redevelopment activities, expectations on occupancy levels, expectations concerning the Texas joint venture, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, exceptions on annualized net operating income, expectations concerning closing the $1.7B portfolio sale and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10- Q. All forward-looking statements in this press release are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.